Exhibit 10.1

OMNIBUS AMENDMENT NO. 11 and LIMITED WAIVER

Dated as of April 1, 2008

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 12, 2007

THIS OMNIBUS AMENDMENT No. 11 and LIMITED WAIVER (this “Amendment”) is entered into as of April 1, 2008, by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as a Lender and in its capacity as the contractual representative for itself and the Lenders (the “Agent”), BANK OF AMERICA, N.A., as a Lender (“Bank of America”), SUMITOMO MITSUI BANKING CORPORATION, as a Lender (“SMBC”) and each other Person identified on the signature pages hereto as a “New Lender” (together with GE Capital, Bank of America and SMBC, the “Lenders”). Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement (as defined below), as amended hereby.

RECITALS:

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 12, 2007, as amended by that certain Amendment No. 1 and Confirmation, dated as of March 9, 2007, as further amended by that certain Amendment No. 2 and Limited Waiver, dated April 27, 2007, as further amended by that certain Amendment No. 3, dated May 14, 2007, as further amended by that certain Amendment No. 4, dated August 31, 2007, as further amended by that certain Amendment No. 5, dated September 28, 2007, as further amended by that certain Amendment No. 6, dated October 31, 2007, as further amended by that certain Amendment No. 7, dated November 30, 2007, as further amended by that certain Amendment No. 8, dated February 11, 2008, as further amended by that certain Amendment No. 9, dated February 25, 2008 (“Amendment No. 9”), and as further amended by that certain Amendment No. 10, dated March 27, 2008 (the “Credit Agreement”);

WHEREAS, the Borrower and Agent are parties to that certain Amended and Restated Security Agreement dated as of July 9, 2002, as amended by that certain Omnibus Amendment and Reaffirmation Agreement dated as of February 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, in connection with the NAE Acquisition, Borrower has requested certain amendments to the consent provided in Amendment No. 9 with respect thereto as well as certain amendments to the Credit Agreement and Security Agreement and certain limited waivers to the Credit Agreement set forth below;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

Amendment No. 11 to
Second Amended and Restated Credit Agreement

1. Amendment to the Consent. As of the Effective Date, Sections 3.2, 3.3(b) and 3.6 of the consent to the NAE Acquisition in Amendment No. 9 are hereby deleted and replaced with the following, respectively:

3.2 (a) No liabilities or obligations under the Existing LSA shall be assumed by Borrower or any of its Subsidiaries and no liabilities or obligations under any letter of credit shall be assumed by Borrower or any of its Subsidiaries (including, but not limited to, any letter of credit the beneficiary of which is Hewlett-Packard Company or any of its Affiliates), and (b) a payoff letter shall have been executed and delivered by the administrative agent under the Existing LSA with GE Capital as an addressee thereof in form and substance reasonably satisfactory to GE Capital providing for, inter alia, the payment in full of all obligations and liabilities under the Existing LSA and release of all Liens and delivery of documents necessary to effectuate such release (the “Payoff Letter”); provided, that on the date of consummation of the NAE Acquisition, Borrower may assume all principal and interest payment obligations under the Existing LSA payable on such date as set forth in the Payoff Letter and agreed to by GE Capital so long as such amounts are paid on such date in accordance with the Payoff Letter to the financing providers under the Existing LSA extinguishing any and all other obligations of Borrower with respect thereto; provided further, that with the prior consent of GE Capital (subject to its sole discretion) Borrower may be permitted to cash collateralize 102% of (x) the face amount of that certain letter of credit number 407467 issued June 14, 2000, with the beneficiary Watson Land Co. in a maximum available face amount of $120,000 and (y) the face amount of that certain letter of credit number 580342 issued September 15, 2006, with the beneficiary Shanghai Hewlett Packard in a maximum available face amount of $2,000,000;

3.3 (b) Section 6.2(g)(viii), (x), (xi) and (xii) shall be complied with in respect of the NAE Acquisition and in connection therewith, Agent hereby advises Borrower of the following required deliverables pursuant to Section 6.2(g)(x)(A) and 6.2(g)(xii): (i) the schedules with respect to the purchase agreement, (ii) execution copies of all documents delivered in connection with the closing of the NAE Acquisition, (iii) the documentation specified in Section 5.10 with respect to the NAE Assets on the terms set forth in, and subject to the terms of such

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

Section, and (iv) all documentation necessary to provide Agent with a first priority perfected security interest in all intellectual property constituting NAE Assets and all information necessary for Agent to make filings with the U.S. Patent and Trademark Office to reflect such security interest;

3.6 [Intentionally Omitted.]

2. Amendment to the Credit Agreement. As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a) The preamble is hereby amended by deleting the parenthetical “(this “Agreement”)” and replacing it with the following: “(as amended, restated, supplemented and otherwise modified from time to time, this “Agreement”)”.

(b) The following new Section 1.2(h) is added in the proper alphanumerical order:

(h) For the purposes of increasing the Revolving Credit Commitments, the Borrower may request new or additional commitments in an amount of up to $30,000,000 (a “3rd Incremental Commitment”) from one or more Lenders or other Persons consented to by the Agent pursuant to the 3rd Incremental Commitment Agreement (each such Person upon satisfaction of the conditions set forth herein, a “3rd Incremental Lender”) so long as (w) the effective date of such 3rd Incremental Commitment (as determined based upon when the applicable conditions precedent thereto are satisfied) shall be on or prior to May 31, 2008, (x) after giving effect to such 3rd Incremental Commitment, the Revolving Credit Commitment shall not exceed $150,000,000, (y) Borrower provides Lenders with at least 10 days’ prior written notice of its request for a 3rd Incremental Commitment, and (z) on the date on which such 3rd Incremental Commitment is requested to be effective (such date, an “3rd Incremental Commitment Date”), no Default or Event of Default shall have occurred and be continuing, or will occur after giving effect to such 3rd Incremental Commitment. No 3rd Incremental Commitment pursuant to this Section 1.2(h) shall be effective unless the Borrower delivers to the Agent (1) a 3rd Incremental Commitment Agreement executed and delivered by the Borrower and the related 3rd Incremental Lenders, (2) a certificate executed by an officer of the Borrower listed in Schedule 10.8 to the effect that the condition set forth in clause (z) above is satisfied and (3) substantially similar legal opinions and corporate certificates as requested in connection with funding the 2nd Incremental Commitment under clause (g) above. Neither the Agent nor any Lender shall be obligated to deliver or fund any 3rd Incremental Commitment pursuant hereto unless such Person

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

becomes party to a 3rd Incremental Commitment Agreement as a 3rd Incremental Lender. On each 3rd Incremental Commitment Date, and as a condition to becoming a Lender hereunder, the applicable 3rd Incremental Lenders shall fund Advances to the Agent in an amount necessary for such 3rd Incremental Lender’s Pro Rata Share to be equal to (I) the sum of (A) such Lender’s Revolving Credit Advances, plus (B) such Lender’s share of the obligations to purchase participations in Swing Line Advances and refinance Swing Line Advances pursuant to Section 1.1(b) of this Agreement, divided by (II) the aggregate outstanding principal amount of the Revolving Credit Loan and the Swing Line Loan on such 3rd Incremental Commitment Date. Upon receipt of such amount, the Agent shall disburse such amounts to the other Lenders ratably in accordance with their Pro Rata Shares. Notwithstanding anything herein to the contrary, in connection with any request by Borrower for a 3rd Incremental Commitment hereunder by any Person, Borrower shall first deliver to the Agent a written notice requesting that the existing Lenders provide such 3rd Incremental Commitment hereunder based on such Lenders’ Pro Rata Shares, and to the extent that any Lender hereunder agrees to provide any portion of such 3rd Incremental Commitment, such Lender shall always be entitled to fund a portion of such 3rd Incremental Commitment that is necessary to preserve its Pro Rata Share hereunder as in effect immediately prior to giving effect to such 3rd Incremental Commitment.

(c) ARTICLE V of the Credit Agreement is hereby amended by adding Section 5.18 thereto to read as follows:

Section 5.18. Dissolution of NAE Newco. Borrower shall dissolve NAE Newco within thirty (30) days of the date of the Eleventh Amendment.

3. Amendment to Annex A to the Credit Agreement. As of the Effective Date, Annex A to the Credit Agreement is hereby amended as follows:

(a) The defined term “Intercreditor Agreements” is hereby deleted in its entirety and replaced with the following:

“Intercreditor Agreements” shall mean each of (i) that certain Amended and Restated Intercreditor Agreement dated as of the date hereof, among the Borrower, SFC, the other Subsidiaries of the Borrower from time to time party thereto and GE Capital, and acknowledged by Redwood Receivables Corporation, (ii) the IBM Intercreditor Agreement, (iii) the GECDFC Intercreditor Agreement, and (iv) each other intercreditor agreement entered

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

into from time to time by the Borrower, SFC, any Subsidiaries of the Borrower, GE Capital in various capacities, and other creditors, in each case as amended, supplemented or otherwise modified from time to time.

(b) The defined term “NAE Assets” is hereby deleted in its entirety and replaced with the following:

“NAE Assets” means all assets acquired in connection with the NAE Acquisition.

(c) The following new defined terms are hereby added to Annex A in the proper alphabetical order as follows:

“Eleventh Amendment” means that certain Amendment No. 11, dated as of April 1, 2008, to the Agreement.

“3rd Incremental Commitment” shall have the meaning assigned to it in Section 1.2(h).

“3rd Incremental Commitment Agreement” means an agreement delivered by a 3rd Incremental Lender, in form and substance reasonably satisfactory to the Agent and accepted by it and the Borrower, by which such 3rd Incremental Lender confirms its new or additional commitment pursuant to Section 1.2(h) and agrees to become bound to this Agreement and the other Loan Documents as a “Lender” thereunder.

“3rd Incremental Commitment Date” shall have the meaning assigned to it in Section 1.2(h).

“3rd Incremental Lender” shall have the meaning assigned to it in Section 1.2(h).

(d) The defined term “Canadian Subsidiary Securitization Agreement” is hereby amended by deleting the word “and” prior to the words “the Sixth Amendment” and by adding the following language immediately prior to the “.” at the end of such definition:

“the Seventh Amendment to Receivables Purchase Agreement, dated as of November 28, 2007, the Eighth Amendment to Receivables Purchase Agreement, dated as of November 28, 2007, and the Ninth Amendment to Receivables Purchase Agreement, dated as of February 8, 2008”

(e) The parenthetical in clause (ii) of the “Borrowing Base” definition is hereby deleted in its entirety and replaced with the following:

“(provided, however, that the sum of clauses (i) and (ii) of this definition shall in no event exceed $120,000,000)”

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

4. Amendment to Annex B to Credit Agreement. As of the Effective Date, Annex B to the Credit Agreement is hereby amended as follows:

(a) Paragraph 4 is hereby amended by adding the phrase “or which are flexible spending accounts” at the end of the first parenthetical of the first sentence thereof.

(b) New paragraph 13 is added in the proper alphanumerical order as follows:

13. Account Number 2655107909428 maintained with Wachovia Bank (as successor to First Union National Bank) acquired by Borrower in connection with the NAE Acquisition shall be used only to deposit cash and checks received consistent with past practices in the ordinary course of business in connection with goods, merchandise or services sold on the same day on which such payment is received, and such deposit account shall be closed no later than 30 days after the date hereof. At no time shall amounts on deposit therein be greater than $100,000. No Blocked Account Agreement or Restricted Account Agreement shall be required to be delivered with respect to the aforementioned Wachovia deposit account.

(c) New paragraph 14 is added in the proper alphanumerical order as follows:

14. Borrower may maintain in the name of New Age Electronics, Inc. the five deposit accounts maintained with Wells Fargo Bank acquired by Borrower in connection with the NAE Acquisition provided that within 10 days of the date hereof the name of such account is changed to the name of Borrower or such deposit account is closed.

(d) Attachment I to Annex B is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

5. Amendments to Schedules to the Credit Agreement. As of the Effective Date, the following schedules to the Credit Agreement are hereby amended by deleting them in their entirety and replacing them to read as set forth in Exhibit C:

Schedules 3.2 (Executive Offices, Collateral Locations; Corporate or Other Names), 3.5 (Litigation), 3.6 (Taxes), 3.8 (Real Property), 3.9 (Material Contracts), 3.11 (Ventures, Subsidiaries and Affiliates; Outstanding Stock and Debt), 3.14 (ERISA), 3.16 (Intellectual Property), 3.19 (Insurance Policies), 3.20 (Deposit and Disbursement Accounts), 6.2 (Investments), 6.4 (Affiliate and Employee Loans and Transactions), and 6.7 (Liens) and 10.8 (Authorized Officers).

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

6. Amendments to Schedules to Security Agreement. As of the Effective Date, the following schedules to the Security Agreement are hereby amended by deleting them in their entirety and replacing them to read as set forth in Exhibit D:

Schedules III (Offices, Locations of Collateral and Records Concerning Grantor’s Collateral) and IV (Patents, Trademarks and Copyrights).

7. Limited Waiver. As of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 8, the Agent and Lenders hereby waive the requirement set forth in Section 1.2(g) of the Credit Agreement that Borrower provide Lenders with at least ten (10) days prior written notice of its request for the 2nd Incremental Commitment (the “Limited Waiver”). Agent and Lenders agree that the Limited Waiver set forth in this Section shall be limited precisely as written and, except as set forth in this Amendment, shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document.

8. Incremental Commitments.

(a) The Borrower has requested that the Lenders provide a 2nd Incremental Commitment of $20,000,000 as of the Effective Date. Each Lender providing a portion of the 2nd Incremental Commitment, as indicated by its signature hereto, agrees to provide such additional Commitment as set forth next to its signature hereto. Each of the parties hereto agrees that as of the Effective Date each of the Lenders shall have the Commitment set forth on Schedule 1 attached hereto. This Amendment shall constitute the “2nd Incremental Commitment Agreement” referred to in the Credit Agreement.

(b) Each Lender providing any portion of the Incremental Commitment or 2nd Incremental Commitment agrees that on the Effective Date it shall remit to the Agent Revolving Credit Advances in an amount necessary to ensure that after giving effect to such funding the aggregate amount of all Revolving Credit Advances made by such Lender equal such Lender’s Pro Rata Share of the aggregate amount of all Revolving Credit Advances. The Agent agrees to remit all amounts so received to each other Lender that is not providing any portion of the Incremental Commitment or 2nd Incremental Commitment in an amount necessary so that after giving effect to such distribution the aggregate amount of all outstanding Revolving Credit Advances made by each Lender equal such Lender’s Pro Rata Share of the aggregate amount of all Revolving Credit Advances.

(c) As of the Effective Date, Schedule I of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

9. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when, and only when, each of the following conditions precedent has been satisfied and fulfilled to the satisfaction of the Agent:

(a) Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower and Lenders;

(b) The representations and warranties contained herein and in each other Loan Document shall be true and correct in all respects, except to the extent that such representations or warranty expressly relates solely to an earlier date;

(c) Agent shall have received a reaffirmation and consent in the form attached hereto duly executed by each of the Guarantors;

(d) No Default or Event of Default hereunder shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the date hereof;

(e) Agent shall have received all other documents, instruments, certificates, and agreements as set forth on the list of deliverables attached as Exhibit A in form and substance satisfactory to Agent and Lenders and as otherwise reasonably requested by the Agent and Lenders in connection with the transactions contemplated by this Amendment; provided, that Borrower shall have 30 days from the Effective Date to provide Agent with a copy of a certificate of the Secretary of State of the State of Ohio certifying the good standing of Borrower in such State.

10. Representations and Warranties of the Borrower. To induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders (which representations and warranties shall be made on and as of the Effective Date) that after giving effect to the amendments and waivers set forth herein:

(a) The Borrower has the requisite corporate power and authority and the legal right to execute and deliver this Amendment, and to perform the transactions contemplated hereby. The execution, delivery and performance by the Borrower of this Amendment, (a) are within the Borrower’s corporate power; (b) have been duly authorized by all necessary corporate or other action; (c) do not contravene or cause the Borrower or any other Credit Party to be in default under (i) any provision of the Borrower’s or such Credit Party’s articles or certificate of incorporation or bylaws, (ii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting the Borrower or such Credit Party or its property, or (iii) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Borrower or such Credit Party or its property; (d) will not result in the creation or imposition of any Lien upon any of the property of the Borrower or such Credit Party or any Subsidiary thereof other than those in favor of the Agent or any Lender, all pursuant to the Loan Documents; and (e) do not require the consent or approval of any Governmental Authority or any other Person, other than those which have been duly obtained, made or complied with and which are in full force and effect.

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

(b) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment, and the Loan Documents (as amended or modified hereby) to which each Credit Party is a party is the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject, as to enforceability, to (A) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors’ rights generally and (B) general equitable principles, whether applied in a proceeding at law or in equity, and is in full force and effect.

(c) The representations and warranties of each Credit Party contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d) No Default or Event of Default has occurred and is continuing or could reasonably be expected to occur after giving effect to the transactions contemplated hereby.

11. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, pursuant to Section 9 hereof, on and after the Effective Date, each reference to the Credit Agreement in any of the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically set forth above, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

(c) This Amendment is not a novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender, or constitute a waiver of any provision of, or any past or future non-compliance with, the Credit Agreement or any other Loan Document, or any other documents, instruments and agreements executed and/or delivered in connection therewith, and shall not operate as a consent to any further or other matter, under the Loan Documents.

12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

13. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

14. Entire Agreement. This Amendment taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

15. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United States of America.

16. No Course of Dealing. The Lenders have entered into this Amendment on the express understanding with the Borrower that in entering into this Amendment the Lenders are not establishing any course of dealing with the Borrower. The Agent’s and the Lenders’ rights to require strict performance with all the terms and conditions of the Credit Agreement as amended or modified by this Amendment and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor any Lender shall be obligated in any manner to execute any further amendments or further waivers, and if any such further amendments or further waivers are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Agent and the Lenders may require the payment of fees in connection therewith.

17. Release. To induce the Agent and Lenders to enter into this Amendment, the Borrower acknowledges and agrees that neither it nor any other Credit Party has any actual or potential claim or cause of action against the Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date hereof. The Borrower (and by its consent to this Amendment, each other Credit Party) hereby waives and releases any right to assert same.

18. Expenses. The Borrower hereby acknowledges and agrees that all fees, costs and expenses of Agent and Lenders (including the reasonable fees, costs and expenses of counsel or other advisors, if any) incurred in connection with the transactions contemplated by this Amendment shall be payable by the Borrower in accordance with the Credit Agreement.

[signature page follows]

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Amendment No. 11 to
Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, this Amendment No. 11 has been duly executed as of the day and year first above written.

SYNNEX CORPORATION, as the Borrower

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

Amendment No. 11 to
Second Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Eugene Seip
Name:	Eugene Seip
Title:	Duly Authorized Signatory

Amendment No. 11 to
Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert M. Dalton
Name:	Robert M. Dalton
Title:	Vice President

Amendment No. 11 to
Second Amended and Restated Credit Agreement

In addition to existing Commitments,

2nd Incremental Commitment:

$20,000,000

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsutoshi Nishimura
Name:	Katsutoshi Nishimura
Title:	Senior Vice President

Amendment No. 11 to
Second Amended and Restated Credit Agreement

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment No. 11, dated as of April 1, 2008 (the “Amendment”), to that certain Second Amended and Restated Credit Agreement, dated as of February 12, 2007 (as amended by that certain Amendment No. 1 and Confirmation, dated as of March 9, 2007, as further amended by that certain Amendment No. 2 and Limited Waiver, dated April 27, 2007, as further amended by that certain Amendment No. 3, dated May 14, 2007, as further amended by that certain Amendment No. 4, dated August 31, 2007, as further amended by that certain Amendment No. 5, dated September 28, 2007, as further amended by that certain Amendment No. 6, dated October 31, 2007, and as further amended by that certain Amendment No. 7, dated November 30, 2007, as further amended by that certain Amendment No. 8, dated February 11, 2008, as further amended by that certain Amendment No. 9, dated February 25, 2008, and as further amended by that certain Amendment No. 10, dated March 27, 2008, the “Credit Agreement”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), General Electric Capital Corporation, a Delaware corporation, as Agent for the Lenders (in such capacity, “Agent”), and Synnex Corporation, a Delaware corporation (“Borrower”). Each of the undersigned Credit Parties hereby (a) represents and warrants to Agent and the Lenders that after giving effect to the amendments and waivers set forth in the Amendment, execution, delivery and performance by such Credit Party of this Reaffirmation and Consent (i) are within such Credit Party’s corporate power; (ii) have been duly authorized by all necessary corporate or other action; (iii) do not contravene or cause such Credit Party to be in default under (A) any provision of such Credit Party’s articles or certificate of incorporation or bylaws, (B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting such Credit Party or its property, or (C) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting such Credit Party or its property; (iv) will not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any Subsidiary thereof other than those in favor of the Agent or any Lender, all pursuant to the Loan Documents; and (v) do not require the consent or approval of any Governmental Authority or any other Person, other than those which have been duly obtained, made or complied with and which are in full force and effect; (b) consents to the transactions contemplated by the Amendment and the execution and delivery thereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under the Loan Documents to which it is a party and that the security interests created pursuant to the Loan Documents are hereby continued; (d) by its execution hereof, specifically acknowledges and agrees to the provisions of Section 17 of the Amendment as if a party thereto; (e) agrees that the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party is and shall remain in full force and effect, except as specifically set forth in the Amendment; and (f) agrees that neither the Amendment nor this Reaffirmation and Consent shall be construed as a novation or a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement or any other Loan Document, except as specifically set forth in the Amendment. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that

Reaffirmation and Consent

Amendment No. 11 to
Second Amended and Restated Credit Agreement

Agent and the Lenders have no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to any further amendments or any waivers, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent.

Reaffirmation and Consent

Amendment No. 11 to
Second Amended and Restated Credit Agreement

This Reaffirmation and Consent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United States of America.

COMPUTERLAND CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

MITAC INDUSTRIAL CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

LICENSE ONLINE, INC.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

CONCENTRIX CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

SYNNEX MANUFACTURING SERVICES, INC.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

SYNNEX FINANCE HYBRID, INC.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

Reaffirmation and Consent

Amendment No. 11 to
Second Amended and Restated Credit Agreement

EXHIBIT A

LIST OF CLOSING DELIVERABLES

Exhibits

Amendment No. 11 to
Second Amended and Restated Credit Agreement

EXHIBIT B

ATTACHMENT I TO ANNEX B

Exhibits

Amendment No. 11 to
Second Amended and Restated Credit Agreement

EXHIBIT C

SCHEDULES TO CREDIT AGREEMENT

Exhibits

Amendment No. 11 to
Second Amended and Restated Credit Agreement

EXHIBIT D

SCHEDULES TO SECURITY AGREEMENT

Exhibits

Amendment No. 11 to
Second Amended and Restated Credit Agreement

SCHEDULE 1

COMMITMENTS

Schedule I

to

Second Amended and Restated Credit Agreement

REVOLVING CREDIT COMMITMENTS

LENDER	REVOLVING CREDIT COMMITMENT	PRO RATA SHARE
GENERAL ELECTRIC CAPITAL CORPORATION	$40,000,000	33.33%
BANK OF AMERICA, N.A.	$40,000,000	33.33%
SUMITOMO MITSUI BANKING CORPORATION	$40,000,000	33.33%

Schedule 1

Amendment No. 11 to
Second Amended and Restated Credit Agreement